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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  March 4, 1998
                       ---------------------------------

                Date of Report (Date of earliest event reported)

                        CABLEVISION SYSTEMS CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-14764                  11-3415180
--------------------------------------------------------------------------------
        State or other               (Commission File           (IRS Employer
jurisdication of incorporation            Number)            Identification No.)

                              One MEDIA CROSSWAYS
                            WOODBURY, NEW YORK 11797
                       ---------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (516) 364-8450
                       ---------------------------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)-(b) Financial Statements and Pro Forma Financial Information

Reference is made to the Current Report on Form 8-K filed by Cablevision Systems Corporation ("Cablevision") with the Securities and Exchange Commission on March 19, 1998 in connection with the consummation of a holding company restructuring by Cablevision and the contribution by TCI Communications, Inc. ("TCI") to Cablevision of certain cable television systems owned and operated by TCI. Attached hereto as Exhibit 99.1 and
Exhibit 99.2 are the required financial statements and pro forma financial information, respectively.

(c) See the Exhibit Index


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CABLEVISION SYSTEMS CORPORATION
                                   (formerly named CSC Parent Corporation)

                                   By: /s/ Andrew B. Rosengard
                                       ----------------------------
                                       Name:  Andrew B. Rosengard
                                       Title: Executive Vice President,
                                              Financial Planning and Controller




DATE: May 18, 1998



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                                 EXHIBIT INDEX

Exhibit 23.1         Consent of Independent Auditors

Exhibit 23.2         Consent of Independent Auditors

Exhibit 23.3         Consent of Independent Auditors

Exhibit 23.4         Consent of Independent Auditors

Exhibit 99.1 Audited Financial Statement for the years ended December 31, 1997, 1996 and 1995 of TCI New Jersey and New York Systems and of TCR New Jersey/New York Systems

Exhibit 99.2 Cablevision Systems Corporation and Subsidiaries Condensed Pro Forma Financial Statements for the year ended December 31, 1997